UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2004

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On February 23, 2004 First Place Financial Corp. issued a press release announcing that its President and Chief Executive Officer, Steven R. Lewis, and Chief Financial Officer, David L. Mead, will make a presentation at the Midwest 2004 Super-Community Bank Conference to be held in Chicago, Illinois on February 24 and 25, 2004. The information contained in the press release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: February 23, 2004	By:	/s/ David L. Mead
David L. Mead
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99	Press release of First Place Financial Corp. dated February 23, 2004, announcing the presentation by its President and Chief Executive Officer, Steven R. Lewis, and Chief Financial Officer, David L. Mead, at the Midwest 2004 Super-Community Bank Conference to be held in Chicago, Illinois on February 24 and 25, 2004.